UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

World Media & Technology Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-192156	46-1204713
(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave., Suite 1775
Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(347) 717-4966

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)         Cutler & Co., LLC ("Cutler") has informed World Media & Technology Corp. (the "Company") that it has merged its SEC auditing practice with Pritchett, Siler & Hardy PC ("Pritchett Siler"). As a result of the transaction, Cutler resigned as the Company's independent registered public accounting firm. On November 20, 2015, the Company's Board of Directors approved the engagement of Pritchett Siler as the Company's independent registered public accounting firm.

The audit report of Cutler on the financial statements of the Company as of December 31, 2014 and for the period from May 2014 ("(Inception") to December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit report on the financial statements of the Company for the period from May 2014 ("Inception") to December 31, 2014 contained an uncertainty about the Company's ability to continue as a going concern.

During the period from May 2014 ("Inception") to December 31, 2014, the subsequent interim periods and through November 12, 2015 ("date of resignation") (i) there were no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Cutler's satisfaction, would have caused Cutler to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Cutler with a copy of this Current Report on Form 8-K and requested that Cutler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Cutler to the Securities and Exchange Commission dated as of February 22, 2016, is attached as Exhibit 16.1 to this Current Report.

(b)          As noted above, on November 20, 2015, the Company's Board of Directors approved the engagement of Pritchett Siler as the Company's independent registered public accounting firm. During the period from May 2014 ("Inception") to December 31, 2014, the subsequent interim periods and through November 20, 2015, neither the Company nor to the Company's knowledge anyone acting on behalf of the Company consulted with Pritchett Siler regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject matter of a "disagreement," as described in Item 304(a)(1) of Regulation S-K, or a "reportable event."

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit

16.1	Letter from Cutler & Co., LLC, dated February 22, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

WORLD MEDIA & TECHNOLOGY CORP.

Dated: February 22, 2016	By:	/s/ Fabio Galdi
Fabio Galdi
Chief Executive Officer